UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4006

CitiFunds Trust I
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Legg Mason Partners Emerging Markets Equity Fund

ANNUAL REPORT

OCTOBER 31,              2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Emerging Markets Equity Fund

Annual Report • October 31, 2006

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	4

	Fund Expenses	5

	Fund Performance	7

	Historical Performance	8

	Schedule of Investments	9

	Statement of Assets and Liabilities	15

	Statement of Operations	16

Fund Objective	Statements of Changes in Net Assets	17
The Fund seeks to provide
long-term capital growth.	Financial Highlights	18

	Notes to Financial Statements	22

	Report of Independent Registered Public Accounting Firm	34

	Board Approval of Management and Subadvisory Agreements	35

	Additional Information	38

	Important Tax Information	44

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)[i] increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, in the latter part of the third quarter oil prices fell 15%.[v]

International equities also generated positive results during the reporting period and significantly outperformed

Legg Mason Partners Emerging Markets Equity Fund	I

their U.S. counterparts. During the 12 months ended October 31, 2006, the MSCI EAFE Indexvi returned 27.52%. As was the case in the U.S., international equities experienced periods of volatility, but rallied toward the end of period. One notable exception was Japan, as its equity market lagged the MSCI EAFE Index during the reporting period. Mixed economic data and concerns over the likelihood of higher interest rates dragged its market down.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager. The portfolio manager responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of this change. Legg Mason International Equities Limited (“LMIE”), formerly known as Citigroup Asset Management Ltd., remained the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Emerging Markets Equity Fund.

II	Legg Mason Partners Emerging Markets Equity Fund

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 13, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i                 Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii               The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii             The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv             The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

v               Source: The Wall Street Journal, 9/29/06

vi             The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

Legg Mason Partners Emerging Markets Equity Fund	III

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Fund Overview

AQUICO WEN Portfolio Manager

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite weakness in the second quarter of 2006, emerging market equities generated very strong returns during the 12-months ended October 31, 2006. Over this period, the MSCI Emerging Markets Index (the “Index”)[i] returned 35.00%. In contrast, the MSCI World Indexii gained 21.32% over the same period. Overall, emerging market equities performed well on the back of high commodity prices, solid investor demand, improving domestic spending and a pause in interest rate hikes by the Federal Reserve Board (“Fed”)iii.

The reporting period started off on the right foot, as emerging market equities rose sharply at the end of 2005. While volatility increased during the first three months of 2006, the sector continued to rally during the first quarter of 2006. However, the global equity markets came under pressure in the second quarter of the year. During this time, emerging market equities were particularly hard hit, as investor risk aversion increased and demand for the asset class waned. The Index’s intra-quarter readings were illustrative of the increase in volatility. From its all-time high, reached in early May, to its lowest point in the trough that occurred in mid-June, the Index declined 25%. However, by the end of June, the Index had recovered 15% of its value. Emerging market equities continued to post strong results to end the fiscal year, aided, in part, by the Fed not raising interest rates at its meetings in August, September and October.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report	1

Performance Review

For the 12 months ended October 31, 2006, Class A shares of Legg Mason Partners Emerging Markets Equity Fund, excluding sales charges, returned 35.09%. These shares outperformed the Lipper Emerging Markets Funds Category Average1 which increased 34.70%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index, returned 35.00% for the same period.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Emerging Markets Equity Fund — Class A Shares	2.29%	35.09%
MSCI Emerging Markets Index	-1.89%	35.00%
Lipper Emerging Markets Funds Category Average	-1.43%	34.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class A shares returned 2.29%, Class B shares returned 1.97%, Class C shares returned 1.99% and Class Y shares returned 2.65% over the six months ended October 31, 2006. Excluding sales charges, Class A shares returned 35.09%, Class B shares returned 34.08%, Class C shares returned 34.03% and Class Y shares returned 35.97% over the twelve months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 223 funds for the six-month period and among the 210 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the period, our overall country allocation enhanced relative results. In particular, the Fund’s exposures to Russia, Hong Kong and Hungary were positive contributors to performance. Our overall stock selection was also beneficial to relative results. In particular, stock selection in the energy, consumer discretionary and consumer staples sectors helped results the most. On an individual stock basis, the largest absolute contributors to performance were Petroleo Brasileiro S.A., Samsung Electronics Co., Ltd., TAM S.A., Hon Hai Precision Industry Co., Ltd and Kookmin Bank.

What were the leading detractors from performance?

A. In terms of country positioning, the Fund’s allocations to India, China and Thailand detracted the most from relative results during the reporting period. From a

1        Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 210 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

stock selection perspective, holdings in the telecommunication services, financials and utilities sectors were the least beneficial to relative performance. On an individual stock basis, the largest detractors from absolute performance were UBS AG, Universo Online S.A.Vivo Participacoes S.A., JD Group Ltd., and NetEase.com, Inc.

Q. Were there any significant changes to the Fund during the reporting period?

A.     There were no significant changes made to the Fund over the period.

Thank you for your investment in the Legg Mason Partners Emerging Markets Equity Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Aquico Wen

Portfolio Manager

Legg Mason International Equities Limited

November 29, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Petroleo Brasileiro SA (4.5%), Samsung Electronics Co., Ltd. (4.1%), Gazprom (2.5%), Taiwan Semiconductor Manufacturing Co., Ltd. (2.3%), UBS Infosys Technologies Ltd. (2.1%), Hyundai Motor Co. (2.1%), Cathay Financial Holding Co., Ltd. (1.9%), Standard Bank Group Ltd. (1.7%), China Resources Enterprise Ltd. (1.6%) and Hon Hai Precision Industry Co., Ltd. (1.6%). Please refer to pages 9 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Financials (23.9%), Energy (13.5%), Information Technology (13.0%), Consumer Discretionary (11.7%) and Industrials (9.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i                 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index measures the performance of emerging markets in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

ii               The MSCI World Index is a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets.

iii             The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report	3

Fund at a Glance (unaudited)

4	Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)
Class A	2.29%	$1,000.00	$1,022.90	2.01%	$10.25
Class B	1.97	1,000.00	1,019.70	2.76	14.05
Class C	1.99	1,000.00	1,019.90	2.77	14.10
Class Y	2.65	1,000.00	1,026.50	1.36	6.95

(1)         For the six months ended October 31, 2006.

(2)         Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)         Expenses (net of fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report	5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)
Class A	5.00%	$1,000.00	$1,015.07	2.01%	$10.21
Class B	5.00	1,000.00	1,011.29	2.76	13.99
Class C	5.00	1,000.00	1,011.24	2.77	14.04
Class Y	5.00	1,000.00	1,018.35	1.36	6.92

(1)         For the six months ended October 31, 2006.

(2)         Expenses (net of waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6	Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 10/31/06	35.09%	34.08%	34.03%	35.97%
Inception* through 10/31/06	27.40	26.21	27.09	27.92

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 10/31/06	28.33%	29.08%	33.03%	35.97%
Inception* through 10/31/06	23.86	23.10	27.09	27.92

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 10/31/06)	55.35%
Class B (Inception* through 10/31/06)	32.91
Class C (Inception* through 10/31/06)	31.68
Class Y (Inception* through 10/31/06)	56.72

(1)         All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)         Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)         Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charges of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*               Inception dates for Class A, B, C and Y shares are January 5, 2005, August 11, 2005, September 7, 2005 and January 3, 2005, respectively.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report	7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Emerging

Markets Equity Fund vs. MSCI Emerging Markets Index†
(January 5, 2005 - October 31, 2006)

†    Hypothetical illustration of $10,000 invested in Class A shares at inception on January 5, 2005, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2006. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8	Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Schedule of Investments (October 31, 2006)

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

Shares	Security	Value

COMMON STOCKS — 89.2%
Argentina — 1.3%
12,200	Banco Macro Bansud SA, ADR	$275,842
8,000	BBVA Banco Frances SA, ADR	67,040
42,792	Grupo Financiero Galicia SA, ADR*	333,778
	Total Argentina	676,660

Brazil — 10.9%
6,900	Aracruz Celulose SA, ADR	379,638
21,394	Banco do Brasil SA	519,983
8,200	Cia Vale do Rio Doce, ADR	178,104
35,235	Company SA*	326,464
18,000	Cyrela Brazil Realty SA	367,244
16,571	Gafisa SA*	244,261
13,400	Grendene SA	112,869
23,193	Perdigao SA	270,784
29,918	Petroleo Brasileiro SA, ADR	2,422,161
19,920	Tim Participacoes SA, ADR	669,312
22,900	Votorantim Celulose e Papel SA, ADR	417,925
	Total Brazil	5,908,745

Chile — 1.3%
67,121,703	CorpBanca SA	337,622
37,433	Inversiones Aguas Metropolitanas SA	41,314
13,700	Inversiones Aguas Metropolitanas SA, ADR (a)	302,525
	Total Chile	681,461

China — 3.4%
1,129,000	China Construction Bank, Class H Shares (a)	509,454
463,000	China Merchants Bank Co., Ltd., Class H Shares*	722,610
31,400	NetEase.com Inc.,ADR*	518,100
59,500	Weiqiao Textile Co., Ltd., Class H Shares	81,694
	Total China	1,831,858

Cyprus — 0.4%
30,339	Urals Energy Public Co., Ltd.*	225,800

Czech Republic — 0.6%
6,200	Komercni Banka AS, GDR	319,300

Egypt — 0.4%
4,079	Orascom Telecom Holding SAE, GDR	229,648

Hong Kong — 4.9%
404,000	AAC Acoustic Technology Holdings Inc.*	470,039

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report	9

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Hong Kong — 4.9% (continued)
106,000	China Merchants Holdings International Co., Ltd.	$310,021
68,500	China Mobile (Hong Kong)Ltd.	559,202
380,000	China Resources Enterprise Ltd.	880,324
513,200	CNOOC Ltd.	431,488
	Total Hong Kong	2,651,074

Hungary — 1.0%
7,832	OTP Bank Nyrt., GDR	552,939

Indonesia — 2.5%
286,000	PT Astra International Tbk.	421,375
652,100	PT Bank Central Asia Tbk.	333,399
1,029,301	PT Indosat Tbk.	588,495
	Total Indonesia	1,343,269

Israel — 1.5%
113,478	Bank Hapoalim B.M.	565,532
54,906	Bank Leumi Le-Israel	227,126
	Total Israel	792,658

Malaysia — 1.2%
58,000	Genting Berhad	424,778
42,400	Telekom Malaysia Berhad	101,574
47,800	Tenaga Nasional Berhad	130,869
	Total Malaysia	657,221

Mexico — 7.4%
108,000	Consorcio ARA SA de CV	612,314
108,000	Controladora Comercial Mexicana SA de CV	219,250
104,100	Corporacion GEO SA de CV, Series B Shares*	476,706
117,800	Corporacion Moctezuma SA de CV	273,495
121,100	Empresas ICA SA de CV*	414,426
110,500	Grupo Bimbo SA de CV, Series A Shares	445,366
202,776	Grupo Financiero Banorte SA de CV, Series O Shares	734,423
110,600	Urbi, Desarrollos Urbanos SA de CV*	336,997
146,700	Wal-Mart de Mexico SA de CV, Series V Shares	509,526
	Total Mexico	4,022,503

Peru — 1.1%
21,900	Cia de Minas Buenaventura SA, ADR	566,115

Russia — 9.5%
28,295	AFK Sistema, Registered Shares, GDR	749,818
32,298	Gazprom, Registered Shares, ADR	1,368,143
8,558	LUKOIL, ADR	691,486
4,323	Mining and Metallurgical Co. Norilsk Nickel, ADR	638,723
17,200	Mobile TeleSystems, ADR	758,176
6,704	NovaTek OAO, GDR	390,173

See Notes to Financial Statements.

10	Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Russia — 9.5% (continued)
15,962	OAO TMK, GDR	$403,041
2,330	Surgutneftegaz, ADR	147,489
	Total Russia	5,147,049

South Africa — 5.6%
30,665	Barloworld Ltd.	591,684
12,300	Ellerine Holdings Ltd.	117,824
24,476	JD Group Ltd.	253,999
38,622	Massmart Holdings Ltd.	309,875
47,286	MTN Group Ltd.	428,651
11,301	Sasol Ltd.	386,537
80,003	Standard Bank Group Ltd.	936,309
	Total South Africa	3,024,879

South Korea — 16.1%
19,520	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	627,739
6,660	GS Engineering & Construction Corp.	518,126
5,900	Hite Brewery Co., Ltd.	701,337
3,092	Hyundai Mobis	301,915
13,882	Hyundai Motor Co.	1,128,594
10,400	Kookmin Bank	826,746
2,962	ORION Corp.	801,645
780	POSCO	216,483
3,443	Samsung Electronics Co., Ltd.	2,232,724
13,980	Shinhan Financial Group Co., Ltd.	644,694
9,858	SK Corp.	722,976
	Total South Korea	8,722,979

Taiwan — 12.1%
322,800	AU Optronics Corp.	435,651
24,543	AU Optronics Corp., ADR	333,294
54,940	Catcher Technology Co., Ltd.	475,005
519,682	Cathay Financial Holding Co., Ltd.	1,009,775
791,830	Chinatrust Financial Holding Co., Ltd.	576,071
309,710	Formosa Chemicals & Fibre Corp.	472,099
219,637	Formosa Plastics Corp.	323,550
132,749	Hon Hai Precision Industry Co., Ltd.	861,799
88,000	InnoLux Display Corp.*	136,792
291,000	Siliconware Precision Industries Co.	369,941
663,917	Taiwan Semiconductor Manufacturing Co., Ltd.	1,220,031
398,000	Uni-President Enterprises Corp.	354,897
	Total Taiwan	6,568,905

Thailand — 5.5%
1,937,100	Asian Property Development Public Co., Ltd.	232,114
148,500	Bangkok Bank Public Co., Ltd., NVDR	465,074
1,310,100	Italian-Thai Development Public Co., Ltd.	221,204

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report	11

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value

Thailand — 5.5% (continued)
210,100	Kasikornbank Public Co., Ltd.,	$411,961
86,600	Kasikornbank Public Co., Ltd., NVDR	162,729
1,183,900	Krung Thai Bank Public Co., Ltd.	422,361
1,375,000	Land & Houses Public Co., Ltd., NVDR	305,181
52,200	PTT Public Co., Ltd.	315,588
1,341,000	Thai Beverage Public Co, Ltd.	249,697
124,697	Thai Oil Public Co., Ltd.	207,149
	Total Thailand	2,993,058

Turkey — 1.8%
48,547	Arcelik AS	311,434
127,400	Turkiye Garanti Bankasi AS	467,643
35,353	Turkiye Vakiflar Bankasi T.A.O., Class D Shares	185,558
	Total Turkey	964,635

United Kingdom — 0.7%
8,821	Anglo American PLC	399,815
	TOTAL COMMON STOCKS
	(Cost — $40,658,663)	48,280,571

PREFERRED STOCKS — 4.2%
Brazil — 4.2%
79,906	Braskem SA	566,484
24,900,000	CESP CIA Energetica de Sao Paulo*	243,524
1,400	Cia Vale do Rio Doce	30,227
27,500	Duratex SA	331,364
16,632	Tam SA	506,665
16,088	Ultrapar Participacoes SA	312,801
43,100	Universo Online SA*	250,896
	TOTAL PREFERRED STOCKS
	(Cost — $1,735,902)	2,241,961

EQUITY LINKED NOTES (c) — 3.5%
India — 2.1%
1	UBS Hindalco Industries Ltd., 0.000% due 1/10/07 (b)	2
24,322	UBS Infosys Technologies Ltd., 0.000% due 1/10/07	1,131,946
	Total India	1,131,948

United Kingdom — 1.4%
4,534	Eln Bharti Televe, 0.000% due 10/31/07 (b)	53,535
71,882	UBS Saytam Computer Services Ltd., 0.000% due 6/19/07 (b)	704,978
	Total United Kingdom	758,513
	TOTAL EQUITY LINKED NOTES
	(Cost — $1,478,648)	1,890,461

See Notes to Financial Statements.

12	Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Warrants	Security	Value
WARRANTS (a) — 1.3%
7,000	Bharti Airtel Ltd., Expires 3/17/11*	$82,558
22,885	MSDW Asia Securities Products LLC, Each warrant exercisable for 1 share of
	Oil & Natural Gas Corp., Ltd. common stock, Expires 3/14/07	621,694
	TOTAL WARRANTS
	(Cost — $552,402)	704,252

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $44,425,615)	53,117,245

Face
Amount
SHORT-TERM INVESTMENT — 2.9%
Repurchase Agreement — 2.9%
$1,592,000	State Street Bank & Trust Co., dated 10/31/06, 4.820% due 11/1/06;
	Proceeds at maturity — $1,592,213; (Fully collateralized by U.S. Treasury Bond,
	6.250% due 8/15/23; Market value — $1,627,320) (Cost — $1,592,000)	1,592,000

	TOTAL INVESTMENTS — 101.1%
	(Cost — $46,017,615#)	54,709,245
	Liabilities in Excess of Other Assets — (1.1)%	(602,853)
	TOTAL NET ASSETS — 100.0%	$54,106,392

*            Non-income producing security.

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)         Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(c)         Equity-linked security whereby the coupon, dividend and or redemption amount is linked to the price of an underlying equity security. (See Note 1).

#               Aggregate cost for federal income tax purposes is $46,103,290.

Abbreviations used in this schedule:

ADR	–	American Depositary Receipt
GDR	–	Global Depositary Receipt
NVDR	–	Non-Voting Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report	13

Schedule of Investments (October 31, 2006) (continued)

Summary of Investments by Sector*

Financials	23.7%
Energy	13.4
Information Technology	12.9
Consumer Discretionary	11.5
Industrials	9.8
Materials	7.6
Telecommunication Services	6.6
Consumer Staples	5.6
Equity Linked Notes	3.4
Utilities	1.3
Warrants	1.3
Short-Term Investment	2.9
100.0%

*    As a percentage of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.

14	Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $46,017,615)	$54,709,245
Foreign currency, at value (Cost — $282,344)	283,334
Cash	711
Receivable for securities sold	73,841
Dividends and interest receivable	27,621
Receivable for Fund shares sold	13,210
Prepaid expenses	11,930
Total Assets	55,119,892
LIABILITIES:
Payable for securities purchased	845,515
Payable for Fund shares repurchased	32,387
Deferred foreign capital gains tax	32,295
Investment management fee payable	18,713
Distribution fees payable	5,499
Trustees’ fees payable	1,838
Accrued expenses	77,253
Total Liabilities	1,013,500
Total Net Assets	$54,106,392

NET ASSETS:
Par value (Note 6)	$32
Paid-in capital in excess of par value	41,929,654
Undistributed net investment income	181,883
Accumulated net realized gain on investments and foreign currency transactions	3,333,898	(1)
Net unrealized appreciation on investments and foreign currencies	8,660,925	(2)
Total Net Assets	$54,106,392

Shares Outstanding:
Class A	1,504,924
Class B	11,591
Class C	8,667
Class Y	1,655,890

Net Asset Value:
Class A (and redemption price)	$17.00
Class B *	$14.48
Class C *	$14.34
Class Y (and redemption price)	$17.04
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$17.89	†

(1)         Net of foreign capital gain taxes of $4,670.

(2)         Net of deferred foreign capital gain taxes of $32,295.

*            Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†               Based upon a single purchase of less than $25,000.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             15

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Dividends	$ 950,365
Interest	61,278
Less: Foreign taxes withheld	(114,453)
Total Investment Income	897,190
EXPENSES:
Investment management fee (Note 2)	326,894
Custody fees	129,972
Shareholder reports (Note 4)	74,667
Distribution fees (Notes 2 and 4)	46,978
Registration fees	38,599
Audit and tax	25,168
Legal fees	16,813
Trustees’ fees	9,649
Transfer agent fees (Notes 2 and 4)	4,908
Proxy fees	2,104
Insurance	214
Miscellaneous expenses	18,242
Total Expenses	694,208
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(53,654)
Net Expenses	640,554
Net Investment Income	256,636
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	3,378,023 (1)
Foreign currency transactions	(69,875)
Net Realized Gain	3,308,148
Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,761,465 (2)
Foreign currencies	1,533
Change in Net Unrealized Appreciation/Depreciation	6,762,998
Net Gain on Investments and Foreign Currency Transactions	10,071,146
Increase in Net Assets From Operations	$10,327,782

(1)   Net of foreign capital gain taxes $4,670.

(2)   Net of deferred foreign capital gain taxes ($27,448).

See Notes to Financial Statements.

16            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Statements of Changes in Net Assets

For the year ended October 31, 2006 and

the period ended October 31, 2005

	2006	2005†
OPERATIONS:
Net investment income	$ 256,636	$ 159,875
Net realized gain	3,308,148	940,054
Change in net unrealized appreciation/depreciation	6,762,998	1,897,927
Increase in Net Assets From Operations	10,327,782	2,997,856
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(150,000)	—
Net realized gains	(1,059,620)	—
Decrease in Net Assets From Distributions to Shareholders	(1,209,620)	—
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	27,351,159	31,638,198
Reinvestment of distributions	1,209,390	—
Cost of shares repurchased	(8,638,934)	(9,569,439)
Increase in Net Assets From Fund Share Transactions	19,921,615	22,068,759
Increase in Net Assets	29,039,777	25,066,615

NET ASSETS:
Beginning of year	25,066,615	—
End of year*	$54,106,392	$25,066,615

* Includes undistributed net investment income of:	$181,883	$126,446

†             For the period January 3, 2005 (commencement of operations) through October 31, 2005.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             17

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$13.11	$ 11.40
Income From Operations:
Net investment income	0.05	0.07
Net realized and unrealized gain	4.41	1.64
Total Income From Operations	4.46	1.71
Less Distributions From:
Net investment income	(0.03)	—
Net realized gains	(0.54)	—
Total Distributions	(0.57)	—
Net Asset Value, End of Year	$17.00	$ 13.11
Total Return(3)	35.09%	15.00%
Net Assets, End of Year (000s)	$25,590	$13,074
Ratios to Average Net Assets:
Gross expenses	2.10%	3.77	%(4)
Net expenses(5)(6)	2.00	2.00	(4)
Net investment income	0.31	0.66	(4)
Portfolio Turnover Rate	63%	66%

(1)   Per share amounts have been calculated using the average shares method.

(2)   For the period January 5, 2005 (inception date) to October 31, 2005.

(3)   Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)    Annualized.

(5)    As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 2.00%.

(6)   Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$11.30	$11.40
Income (Loss) From Operations:
Net investment loss	(0.04)	(0.02)
Net realized and unrealized gain (loss)	3.76	(0.08)
Total Income (Loss) From Operations	3.72	(0.10)
Less Distributions From:
Net realized gains	(0.54)	—
Total Distributions	(0.54)	—
Net Asset Value, End of Year	$14.48	$11.30
Total Return(3)	34.08%	(0.88)%
Net Assets, End of Year (000s)	$168	$27
Ratios to Average Net Assets:
Gross expenses	7.97%	4.52	%(4)
Net expenses(5)(6)	2.75	2.75	(4)
Net investment loss	(0.31)	(0.93	)(4)
Portfolio Turnover Rate	63%	66%

(1)        Per share amounts have been calculated using the average shares method.

(2)        For the period August 11, 2005 (inception date) to October 31, 2005.

(3)    Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)        Annualized.

(5)    As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 2.75%.

(6)        Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$11.20	$11.40
Income (Loss) From Operations:
Net investment loss	(0.09)	(0.02)
Net realized and unrealized gain (loss)	3.77	(0.18)
Total Income (Loss) From Operations	3.68	(0.20)
Less Distributions From:
Net realized gains	(0.54)	—
Total Distributions	(0.54)	—
Net Asset Value, End of Year	$14.34	$11.20
Total Return(3)	34.03%	(1.75)%
Net Assets, End of Year (000s)	$124	$64
Ratios to Average Net Assets:
Gross expenses	8.27%	4.53	%(4)
Net expenses(5)(6)	2.76 (7)	2.75	(4)
Net investment loss	(0.71)	(1.37	)(4)
Portfolio Turnover Rate	63%	66%

(1)        Per share amounts have been calculated using the average shares method.

(2)        For the period September 7, 2005 (inception date) to October 31, 2005.

(3)        Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)        Annualized.

(5)        As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.75%.

(6)        Reflects fee waivers and/or expense reimbursements.

(7)        The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.01% due to merger and proxy fees.

See Notes to Financial Statements.

20            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class Y Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$13.14	$11.40
Income From Operations:
Net investment income	0.15	0.14
Net realized and unrealized gain	4.41	1.60
Total Income From Operations	4.56	1.74
Less Distributions From:
Net investment income	(0.12)	—
Net realized gains	(0.54)	—
Total Distributions	(0.66)	—
Net Asset Value, End of Year	$17.04	$13.14
Total Return(3)	35.97%	15.26%
Net Assets, End of Year (000s)	$28,224	$11,902
Ratios to Average Net Assets:
Gross expenses	1.49%	2.73	%(4)
Net expenses(5)(6)	1.35	1.35	(4)
Net investment income	1.00	1.39	(4)
Portfolio Turnover Rate	63%	66%

(1)        Per share amounts have been calculated using the average shares method.

(2)        For the period January 3, 2005 (inception date) to October 31, 2005.

(3)        Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)        Annualized.

(5)        As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class Y shares will not exceed 1.35%.

(6)        Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             21

Notes to Financial Statements

1.          Organization and Significant Accounting Policies

Legg Mason Partners Emerging Markets Equity Fund (formerly known as Smith Barney Emerging Markets Equity Fund) (the “Fund”) is a separate diversified investment fund of CitiFunds Trust I (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity Linked Notes. Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

22            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

(d) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             23

Notes to Financial Statements (continued)

(h) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of October 31, 2006, there were $32,295 of deferred capital gains tax liabilities accrued on unrealized gains.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed
	Net Investment	Accumulated Net
	Income	Realized Loss/Gain	Paid-in Capital
(a)	$2,104	—	$(2,104)
(b)	(53,303)	$53,303	—

(a)         Reclassifications are primarily due to book/tax differences in the treatment of various items.

(b)        Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of various items.

2.          Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract and subadvisory contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005 and a new Subadvisory Contract between SBFM and Citigroup Asset Management Ltd. (“CAM Ltd.”), which became effective December 1, 2005.

Effective April 28, 2006, the Fund’s Subadviser, CAM Ltd., an affiliate of the Fund’s manager that provides advisory services in connection with the Fund’s selection of investments, changed its name to Legg Mason International Equities Limited (“LMIE”).

24            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

Prior to the Legg Mason transaction and continuing under the new investment management agreement, which became effective December 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and LMIE, formerly known as CAM Ltd., remained the Fund’s subadviser. The portfolio manager who is responsible for the day-to day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to day portfolio management of the Fund, except for the management of cash and short-term investments, which is provided by LMPFA. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays LMIE 70% of the net management fee that it receives from the Fund.

During the year ended October 31, 2006, the Fund’s Class A, B, C and Y shares had expense limitations in place of 2.00%, 2.75%, 2.75% and 1.35%, respectively.

During the year ended October 31, 2006, SBFM and LMPFA waived a portion of their management fees in the amount of $38,230, and reimbursed Fund expenses in the amount of $15,424.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC acted as the Fund’s sub-transfer agent. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC was responsible for shareholder recordkeeping and financial processing for all shareholder accounts and was paid by CTB. For the period ended October 31, 2006, the Fund paid transfer agent fees of $719 to CTB.

The Fund’s Board appointed Citigroup Global Markets Inc. (“CGM”), a subsidiary of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan (a “Rule 12b-1”). CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             25

Notes to Financial Statements (continued)

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended October 31, 2006, LMIS, and CGM and its affiliates received sales charges of approximately $500 on sales of the Fund’s Class A shares. In addition, for the period ended October 31, 2006, CDSCs paid to LMIS, and CGM and its affiliates were approximately $90 for Class B shares.

Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund will increase from 5.00% to 5.75% for shares purchased on or after that date.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

During a special meeting in June 2006 the Fund’s Board approved a number of initiatives to streamline and restructure the fund complex. In that connection the Board voted to establish a mandatory retirement age of 75 for current Trustees and 72 for all future Trustees and to allow current Trustees to elect to retire as of the date on which Trustees elected in accordance with the Joint Proxy Statement (see Note 11) to commence service as Trustees of the realigned and consolidated Board (the “Effective Date”).

On July 10, 2006, the Board also voted to amend its retirement plans to provide for the payment of certain benefits (in lieu of any other retirement payments under the plans) to Trustees who have not elected to retire as of the Effective Date. Under the amended plan, Trustees electing to receive benefits under the amendments must waive all rights under the plan prior to amendment. Each fund overseen by the Board (including the Fund) will pay a pro rata share (based upon asset size) of such benefits. As of October 31, 2006, the Fund’s allocable share of benefits under this amendment are $1,213.

Under the previous Retirement Plan (the “Plan”), all Trustees who were not “Interested Persons” of the Fund, within the meaning of the 1940 Act were required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attained age 75. Trustees were able to retire under the Plan before attaining the mandatory retirement age. Trustees who had served as Trustee of the Fund or any of the investment companies associated with Citi Fund Management Inc. and LMPFA for at least ten years when they retired continue to be eligible to receive the maximum retirement benefit under the previous Plan, subject to the terms of the amended Plans. The maximum retirement benefit was an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts owed under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other Trustees received full payment under the Plan.

26            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

3.          Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,997,416
Sales	23,237,296

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,324,159
Gross unrealized depreciation	(718,204)
Net unrealized appreciation	$8,605,955

4.          Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2006, class specific expenses were as follows:

			Shareholder
		Transfer	Reports
	Distribution Fees	Agent Fees	Expenses
Class A	$45,380	$3,916	$63,192
Class B	1,151	722	5,631
Class C	447	115	2,490
Class Y	—	155	3,354
Total	$46,978	$4,908	$74,667

5. Distributions to Shareholders by Class

Year Ended
October 31, 2006
Net Investment Income
Class A	$30,788
Class Y	119,212
Total	$150,000

Net Realized Gains
Class A	$548,247
Class B	3,058
Class C	956
Class Y	507,359
Total	$1,059,620

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             27

Notes to Financial Statements (continued)

6.          Shares of Beneficial Interest

At October 31, 2006, the Trust’s Declaration of Trust permits the Trust to issue unlimited number of full and fractional shares of beneficial interest (par value of $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended		Period Ended
	October 31, 2006		October 31, 2005(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	592,771	$9,312,494	1,287,970	$15,058,191
Shares issued on reinvestment	42,081	579,034	—	—
Shares repurchased	(126,941)	(1,945,461)	(290,957)	(3,553,273)
Net Increase	507,911	$7,946,067	997,013	$11,504,918

Class B
Shares sold	12,773	$169,544	2,415	$27,560
Shares issued on reinvestment	241	2,828	—	—
Shares repurchased	(3,838)	(50,160)	—	—
Net Increase	9,176	$122,212	2,415	$27,560

Class C
Shares sold	11,094	$150,414	5,966	$69,404
Shares issued on reinvestment	82	956	—	—
Shares repurchased	(8,251)	(103,338)	(224)	(2,510)
Net Increase	2,925	$48,032	5,742	$66,894

Class Y
Shares sold	1,139,421	$17,718,707	1,412,497	$16,483,043
Shares issued on reinvestment	45,279	626,572	—	—
Shares repurchased	(434,334)	(6,539,975)	(506,973)	(6,013,656)
Net Increase	750,366	$11,805,304	905,524	$10,469,387

(1)         For the periods January 5, 2005, August 11, 2005, September 7, 2005, and January 3, 2005 through October 31, 2005 for Class A, B, C and Y, respectively.

7.          Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

	Record	Payable
	Date	Date	Class A	Class B	Class C	Class Y
Long-Term Capital Gains	12/7/2006	12/8/2006	$0.304261	$0.304261	$0.304261	$0.304261
Short-Term Capital Gains	12/7/2006	12/8/2006	$0.724270	$0.724270	$0.724270	$0.724270

28            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31 were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$1,209,620	—
Total Distributions Paid	$1,209,620	—

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,590,359
Undistributed long-term capital gains — net	1,011,581
Total undistributed earnings	$ 3,601,940

Other book/tax temporary differences(a)	(484)
Unrealized appreciation/(depreciation)(b)	8,575,250
Total accumulated earnings/(losses) — net	$12,176,706

(a)          Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts.

(b)         The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

8. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             29

Notes to Financial Statements (continued)

and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.          Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under its respective contracts.

*           *           *

30            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             31

Notes to Financial Statements (continued)

dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11. Additional Shareholder Information

The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.

The Fund’s Board also approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies. If shareholder approval is obtained, these matters generally are expected to be implemented during the first half of 2007.

12. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*           *           *

32            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Notes to Financial Statements (continued)

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report             33

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
CitiFunds Trust I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Emerging Markets Equity Fund, (formerly Smith Barney Emerging Markets Equity Fund) a series of CitiFunds Trust I as of October 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 3, 2005 (commencement of operations) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Emerging Markets Equity Fund, as of October 31, 2006, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from January 3, 2005 through October 31, 2005, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

34            Legg Mason Partners Emerging Markets Equity Fund 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Legg Mason International Equities Limited (formerly known as Citigroup Asset Management Ltd.) (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, and the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

Legg Mason Partners Emerging Markets Equity Fund                 35

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro-forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified, and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

36            Legg Mason Partners Emerging Markets Equity Fund

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Legg Mason Partners Emerging Markets Equity Fund                 37

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Emerging Markets Equity Fund (formerly known as Smith Barney Emerging Markets Equity Fund) are managed under the direction of the Board of Trustees of CitiFunds Trust I (the “Trust”). Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address and	Held with	of Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motorcity USA (Motorsport Racing) (2004 to 2005)	37

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

38            Legg Mason Partners Emerging Markets Equity Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address and	Held with	of Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee
Donald M. Carlton c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 2001	Consultant, URS Corporation (engineering) (since 1999); Formerly, Chief Executive Officer, Radian International LLC (engineering) (from 1996 to 1998); Member of the Management Committee, Signature Science (research and development) (since 2000)	37

Director, Temple- Inland (forest products) (since 2003); Director, American Electric Power Co. (electric utility) (since 1999); Director, National Instruments Corp. (technology) (since 1994); Former Director, Valcro Energy (petroleum refining) (from 1999 to 2003)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 2001	Dean Emeritus and Professor, Texas A&M University (since 2001); Formerly, nterim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); Formerly, Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)	37	None

Legg Mason Partners Emerging Markets Equity Fund                 39

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address and	Held with	of Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee
Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvari Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1998); Formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures, LLC (investment partnership) (1996 to 2001)	37	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 2001	Chairman, HLB Gross Collin, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	37

Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director ebank Financial Services, Inc. (from 1997 to 2004)

40            Legg Mason Partners Emerging Markets Equity Fund

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address and	Held with	of Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee
Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	37	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consultant, Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 2001	President, George Mason University (since 1996)	37

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004-2006); Director, Digital Net Holdings, Inc. (2003-2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

Legg Mason Partners Emerging Markets Equity Fund                 41

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address and	Held with	of Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee
R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 2001	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	37	None

Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue 4th floor New York, NY 10022 Birth Year: 1951	Chairman, President, and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board. Trustee, or Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc., (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc.(2002 to 2005)	162	Trustee, Consulting Group Capital Markets Fund
Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

42            Legg Mason Partners Emerging Markets Equity Fund

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in the Fund	Other Board
	Position(s)	Length	Occupation(s)	Complex	Memberships
Name, Address and	Held with	of Time	During Past	Overseen by	Held by
Birth Year	Fund	Served	5 Years	Trustee	Trustee
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002- 2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti- Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Robert J. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*            Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

**     Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Emerging Markets Equity Fund                 43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006:

Record Date:	12/8/2005	12/27/2005
Payable Date:	12/9/2005	12/28/2005
Ordinary Income:
Qualified Dividend Income for Individuals	13.29%	13.29%
Foreign Source Income*	32.91%	32.91%
Foreign Taxes Paid Per Share	$ 0.023226	$ 0.003121

*    Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

44            Legg Mason Partners Emerging Markets Equity Fund

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Legg Mason Partners Emerging Markets Equity Fund

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Legg Mason Partners Fund
Donald M. Carlton	Advisor, LLC
A. Benton Cocanougher
Mark T. Finn	SUBADVISER
R. Jay Gerken, CFA	Legg Mason International
Chairman	Equities Limited
Stephen Randolph Gross
Diana R. Harrington	DISTRIBUTORS
Susan B. Kerley	Citigroup Global Markets Inc.
Alan G. Merten	Legg Mason Investor Services, LLC
R. Richardson Pettit

CUSTODIAN
State Street Bank & Trust Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Emerging Markets Equity Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD03333 12/06                                       SR06-47

Legg Mason Partners
Emerging Markets Equity Fund

The Fund is a separate investment fund of the CitiFunds Trust I, a Massachusetts business trust.

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/Investor Services and (3) on the SEC’s website at www. sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Steven Gross, a member of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the audit committee financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2005 and $26,300 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Emerging Markets Equity Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Emerging Markets Equity Fund

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Emerging Markets Equity Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Emerging Markets Equity Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Emerging Markets Equity Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Emerging Markets Equity Fund during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Emerging Markets Equity Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Emerging Markets Equity Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

CitiFunds Trust I

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
CitiFunds Trust I

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
CitiFunds Trust I

Date:	January 8, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
CitiFunds Trust I

Date:	January 8, 2007